UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 15, 2007

Polypore International, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-32266	43-2049334
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

11430 North Community House Road, Suite 350, Charlotte, NC	28277
(Address of principal executive offices)	(Zip code)

(704) 587-8409
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

On June 15, 2007, Polypore International, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that it had commenced (i) a tender offer (the “Tender Offer”) to purchase for cash any and all of its outstanding 10½% Senior Discount Notes due 2012 (the “Notes”)  and (ii) a solicitation of consents to amend the indenture governing the Notes (the “Consent Solicitation”).  The Company’s obligation to accept for purchase, and to pay for, Notes validly tendered and not validly withdrawn pursuant to the Tender Offer and to make any payment in connection with the Consent Solicitation is subject to, among other things, the consummation of the Company’s initial public offering.

The Press Release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if set forth in full.

Item 9.01. Financial Statements and Exhibits

    (d) Exhibits

99.1     Press Release, dated June 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Polypore International, Inc.

By: /s/ Phillip Bryson
Phillip Bryson
General Counsel

Date:  June 20, 2007